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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 4, 1997


                              ESCALON MEDICAL CORP.
             (Exact name of registrant as specified in its charter)


          California                       0-20127            33-0272839
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
       incorporation)                                       Identification No.)



                               182 Tamarack Circle
                           Skillman, New Jersey 08558
                    (Address of principal executive offices)



Registrant's telephone number, including area code:           (609) 497-9141

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ITEM 5.  OTHER EVENTS.

         On March 4, 1997, the Registrant announced, via press release, several senior level management changes. The full text of the press release is attached as Exhibit 99.1 and is incorporated into this Item 5 by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c)  Exhibits.

         Exhibit No.                 Exhibit
         -----------                 -------

           99.1                   Press release, dated March 4, 1997.












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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ESCALON MEDICAL CORP.
                                                   (Registrant)



Dated:   March 5, 1997                         /s/  John T. Rich
                                               ---------------------------------
                                               John T. Rich, Vice President of
                                               Finance and Administration








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                                  EXHIBIT INDEX

          Exhibit No.                                     Description
          -----------                                     -----------

             99.1                            Press release, dated March 4, 1997